UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2022, the Board of Directors (the “Board”) of AmerisourceBergen Corporation (the “Company”) elected Redonda G. Miller, M.D., 56, to serve on the Board, effective January 1, 2023.

Dr. Miller has served as the president of The Johns Hopkins Hospital since 2016. Previously, she was Chief Medical Officer and Senior Vice President of Medical Affairs for The Johns Hopkins Health System. Dr. Miller has been an associate professor in the Department of Medicine at The Johns Hopkins University since 2006. From November 2021 to October 2022, she was a non-executive director at Invivyd, Inc. (formerly Adagio Therapeutics, Inc.). Dr. Miller is a member of the Board of Directors of Gilchrist Hospice Care, Inc. and a member of the Board of Directors of Turnaround Tuesday Inc.

Dr. Miller received her M.D. from The Johns Hopkins University School of Medicine, M.B.A. from The Johns Hopkins University, and B.S. from The Ohio State University.

The Board determined that Dr. Miller is an independent director under the standards established by the New York Stock Exchange and the Board.

As a non-employee director of the Company, Dr. Miller will be compensated for her service to the Company in accordance with the Company’s Compensation Policy for Non-Employee Directors, including an annual cash retainer of $100,000 and an annual equity award having a value of $200,000 on the date of grant.

There are no related party transactions between Dr. Miller and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On November 16, 2022, the Company issued a news release announcing the election of Dr. Miller to the Board. A copy of the news release is attached hereto as Exhibit 99.1.

The information in this item, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	News Release, dated November 16, 2022, regarding the election of Redonda G. Miller, M.D., as a director of AmerisourceBergen Corporation.

104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	November 16, 2022	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer